Financial Income, net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Financial Income, net.
Realized interest income and investment income	$ 8,045	$ 3,073	$ 3,326
Gain on disposal of long-term investment		147
Realized gain of bridge loan conversion to investment (Note 9(1))	1,218
Fair value change of short-term investments	(1,998)
Fair value change of long-term investments	(53)
Others	74
Total financial Income, net	$ 7,286	$ 3,220	$ 3,326